UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2013

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27824	33-0684451
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On April 1, 2013, we, SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, "we", "our" or the "Company"), issued a press release (the "Release") announcing that we will hold a public conference call for our shareholders and others on Tuesday, April 2, 2013, at 10:00 a.m. Eastern Daylight Time, hosted by Mr. Gary Raymond, SGRP's President and Chief Executive Officer, and Mr. Jim Segreto, SGRP's Chief Financial Officer, during which management will discuss SGRP's financial results for our fiscal year that ended on December 31, 2012 (our "2012 Fiscal Year").

Conference Call Details:

Date: Tuesday, April 2, 2013

Time: 10:00 a.m. EDT

TOLL-FREE 1-877-941-8416

TOLL/INTERNATIONAL 1-480-629-9808

It is recommended that participants dial in approximately 5 to 10 minutes prior to the start of the 10:00 a.m. call. A telephonic replay of the conference call may be accessed approximately three hours after the call through April 9, 2013 by dialing 1-877-870-5176, or 1-858-384-5517 for international callers, and entering the replay pin number 4611435.

There will also be a simultaneous audio feed webcast and archived recording of the conference call available at http://www.sparinc.com under the "Investor Relations" menu section and "News Releases" sub-menu of the website, or you may use the link audio feed and archived recording of the conference call available at http://www.viavid.net/.

A copy of the Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

Forward Looking Statements

Statements contained in this Report and the attached Release, and any statements that may be made in such conference call, include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including (without limitation) any statements relating to anticipated, prospective or desired customers, acquisitions, growth or markets, trends, updates, or other anticipated, estimated, expected or desired assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, profits, prospects, sales, strategies, taxation, valuation or other achievement, results, risks or condition. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words. You should carefully consider all such information and the other risks and cautions noted in the Company's Annual and Quarterly Reports and other filings under applicable Securities Laws (including this report, each a "SEC Report", each of which is available on the Company's website at http://investors.sparinc.com) that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking statements, whether express or implied, as the Company's anticipations are based upon the Company's plans, intentions, expectations and best estimates and (although the Company believe them to be reasonable) involve known and unknown risks, uncertainties and other factors that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company anticipated.

Although the Company believe that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, expectations or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described below (See Item 1A – Risk Factors) and any other cautionary statements contained or incorporated by reference in this Annual Report. All forward-looking and other statements attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other cautionary statements.

You should not place undue reliance on the Company's forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements are based on the information currently available to it and speak only as of the referenced date(s) or, in the case of forward-looking statements incorporated by reference, as of the date of the SEC Report that includes such statement. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition will likely differ from those expressed or implied by the Company's forward-looking statements, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other cautionary statements (in whole or in part), whether as a result of new information, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.         Financial Statements and Exhibits.

(a)           Exhibits:

99.1         Press Release of SPAR Group, Inc., dated April 1, 2013, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: April 1, 2013
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of SPAR Group, Inc., dated April 1, 2013, as attached hereto.